UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2017

INSULET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33462 (Commission File No.)	04-3523891 (IRS Employer Identification No.)

600 Technology Park Drive, Suite 200
Billerica, Massachusetts 01821
 (Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (978) 600-7000

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the 2017 annual meeting of stockholders (the “2017 Annual Meeting”) of Insulet Corporation (the “Company”) held on May 17, 2017, the Company’s stockholders approved the Company’s 2017 Stock Option and Incentive Plan (the “2017 SOIP”).

A detailed summary of the material terms of the 2017 SOIP appear beginning on page 43 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2017 (the “Proxy Statement”). The foregoing and the description of the 2017 SOIP that appears in the Proxy Statement are qualified in their entirety by reference to the text of the 2017 SOIP, which is filed as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2017 Annual Meeting on May 17, 2017.  For more information on the following proposals, see the Proxy Statement.

(a)
The stockholders elected each of the following three nominees to the Board of Directors as Class I Directors, each to serve for a three-year term and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal:

Nominee	Vote "For"	Vote "Withheld"	Broker Non-Votes
Sally Crawford	53,657,746	1,120,732	1,905,401
Regina Sommer	54,385,608	392,870	1,905,401
Joseph Zakrzewski	53,246,375	1,532,103	1,905,401

The terms in office of the Class II Directors (John A. Fallon, M.D. and Timothy J. Scannell) and the Class III Directors (Jessica Hopfield, Ph.D., David Lemoine and Patrick J. Sullivan) continued after the 2017 Annual Meeting.

(b)	The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Vote "For"	Vote "Against"	Abstentions	Broker Non-Votes
49,542,709	4,886,376	349,393	1,905,401

(c)	The stockholders cast an advisory and non-binding vote on whether future advisory and non-binding votes on executive compensation should be held every one year, every two years or every three years.

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions
52,256,904	9,192	2,499,570	12,812

In accordance with these voting results, and consistent with the recommendation of the Board of Directors, the Company has determined that future advisory and non-binding votes on executive compensation will be held every year.  Accordingly, the next advisory and non-binding vote on executive compensation will be held at the 2018 annual meeting of stockholders of the Company.

(d)	The stockholders approved the 2017 SOIP.

Vote "For"	Vote "Against"	Abstentions	Broker Non-Votes
53,454,546	1,311,497	12,435	1,905,401

(e)	The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Vote "For"	Vote "Against"	Abstentions	Broker Non-Votes
56,620,637	57,817	5,425	0

No other matters were submitted for stockholder action.

Item 9.01 -- Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Insulet Corporation 2017 Stock Option and Incentive Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

May 19, 2017	By:	/s/ Michael L. Levitz
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Insulet Corporation 2017 Stock Option and Incentive Plan